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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  September 9, 1996



                      NELLCOR PURITAN BENNETT INCORPORATED
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)



             0-14980                                  94-2789249
             -------                                  ----------
     (Commission File Number)                      (I.R.S. Employer
                                                  Identification No.)


                              4280 Hacienda Drive
                          Pleasanton, California 94588
                          ----------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (510) 463-4000
                                 --------------
                        (Registrant's telephone number,
                              including area code)





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ITEM 5.      OTHER EVENTS.

         On September 9, 1996, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with Aequitron Medical, Inc., a Minnesota corporation ("Aequitron"). Pursuant to the Agreement, the Registrant would acquire Aequitron through a merger of Aequitron into the Registrant. In the merger, Aequitron stockholders would receive .432 of a share of the Registrant's Common Stock for each outstanding share of Aequitron common stock held by them. The exchange ratio is subject to adjustment, based on the average of the closing prices of the Registrant's Common Stock for the 10 trading days preceding the fifth trading day before the Aequitron shareholders' meeting. Consummation of the acquisition is subject to the approval of Aequitron' stockholders.

         On September 10, 1996, Registrant issued a press release concerning the acquisition, the text of which press release is attached hereto as Exhibit 99 and is incorporated by reference herein.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)              Not required.

(b)              Not required.

(c)              Exhibits.

                                                                                                Sequential
Exhibit No.                       Description                                                   Page No.
- -----------                       -----------                                                   --------
99                            Registrant's Press Release, dated September 10, 1996.                  4


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NELLCOR PURITAN BENNETT
                                                  INCORPORATED


Date:  September 19, 1996                           /s/ LAUREEN DeBUONO
                                                  -----------------------------
                                                  Laureen DeBuono
                                                  Executive Vice President,
                                                  Human Resources, General
                                                  Counsel and Secretary





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                                 EXHIBIT INDEX
                                 -------------


                                                                                                Sequential
Exhibit No.                       Description                                                   Page No.
- -----------                       -----------                                                   --------
99                        Registrant's Press Release, dated September 10, 1996.                    4





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